POLICY MANAGEMENT SYSTEMS CORPORATION

     M  E  M  O  R  A  N  D  U  M





TO:               [NAME]

FROM:             [MANAGER]

CC:               GIL  JOHNSON

DATE:

SUBJECT:          2000  BONUS  PLAN  -  NOTICE  OF  ELIGIBILITY



I.     BONUS  PLAN  ELIGIBILITY
       ------------------------

You  will  have  the  potential  to  receive  a  bonus  of:

     [Bonus  %]  of  salary  (based  upon  your annual salary as of 30 September
2000).

II.     BONUS  CRITERIA  AND  WEIGHTING
        -------------------------------

Each of the following criteria represents a portion of the above bonus and are weighted as follows:

     [INDIVIDUAL  WEIGHTING]     ---     Operating  Income

     [INDIVIDUAL  WEIGHTING]     ---     Revised  Profit  Plan  For  Applicable
Business  Unit

     [INDIVIDUAL  WEIGHTING]     ---     Customer  Satisfaction

     [INDIVIDUAL  WEIGHTING]     ---     Employee  Satisfaction


     Business  Unit  means  [Business  Group].

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III.     BONUS  CRITERIA  AND  OPERATION
         -------------------------------

A.     OPERATING  INCOME-  [Target  Operating  Income]
       -----------------


The  2000  target  to earn 100% of this bonus criterion is [TARGET] company wide
Operating Income based on year end audited results and before special one time charges and discontinued Banking Operations. A pro-rata portion of this bonus criterion is earned in excess [MINIMUM] and up to [TARGET].


B.     PROFIT  PLAN  --  Target  100%  or  greater  of  plan
       ------------

The 2000 target to earn 100% of this bonus criterion is achieving 100% or greater of your revised business unit profit plan. There is no pro-rata portion of this criterion.


C.     CLIENT  AND  EMPLOYEE  SATISFCATION  IMPROVEMENT
       ------------------------------------------------

The 2000 target to earn 100% of these bonus criterion is the achievement of a [TARGET] score based on a 1 to 5 scale at the lowest client/employee survey level. A pro-rata portion of each client and employee satisfaction criterion will be paid according to the following schedule. All scores are computed to one decimal point, rounded down.

     [TARGET  -  0.5]     =  50%          [TARGET  -  0.2]  =  80%
     [TARGET  -  0.4]     =  60%          [TARGET  -  0.1]  =  90%
     [TARGET  -  0.3]     =  70%          [TARGET]         =  100%


IV.     ADDITIONAL  BONUS  QUALIFICATIONS
        ---------------------------------


A. Your bonus, as well as all other bonuses under this 2000 Bonus Plan, is subject to the discretion and authorization of the Board of Directors and management based upon their evaluation of your and the Company's 2000 performance. The amount of any bonus may be adjusted, in whole or in part, prior to payment.

B. You must be employed by the Company on the date of bonus payment approval by the Board of Directors.

C. Bonuses for employees who join the Company after 1 January 2000 and before 30 September 2000 will be prorated.

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V.     BONUS  OPPORTUNITY
       ------------------

Your bonus opportunity is affected by a variety of factors including your management level, the level of manager you report to, as well as the margin/budget level of your organization. For that reason your bonus opportunity may be different from others and it is important that you treat your specific bonus opportunity, as presented in this memorandum, as private and confidential information.

VI.     RESTRICTED  STOCK  PLAN
        -----------------------

The Policy Management Systems Corporation Restricted Stock Plan ("Plan") will apply in the payment of all management bonuses under the 2000 Bonus Plan. Participation in the Plan is required for all employees holding the office of Vice President and above and is voluntary for all other bonus eligible management. Application of the Plan to international personnel varies depending upon the international location.

The Plan and its Prospectus and a current list of the countries participating under the Restricted Stock Ownership Plan may be found on the intranet at the Legal Department's web page.

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                             SCHEDULE OF PARTICULARS
                          FOR NAMED EXECUTIVE OFFICERS
                              RE: 2000  BONUS PLAN




                    SECTION  II  -  INDIVIDUAL  WEIGHTING
                    -------------------------------------



NAMED EXECUTIVE . .  OPERATING   BUSINESS UNIT   CUSTOMER       EMPLOYEE
-------------------              --------------  -------------  -------------
OFFICER . . . . . .  INCOME      PROFIT PLAN     SATISFACTION   SATISFACTION
-------------------  ----------  --------------  -------------  -------------

DAVID T. BAILEY . .         50%             40%             5%             5%
STEPHEN MORRISON. .         70              20              5%             5%
MICHAEL W. RISLEY .         50              40              5%             5%
TIMOTHY V. WILLIAMS         70              20              5%             5%
G. LARRY WILSON            100             ---            ---            ---

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